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                               September 24, 1999             Rule 497(b)
                                                              File No. 333-47467



                              THE NEVIS FUND, INC.

     The Nevis Fund, Inc. is a no-load mutual fund seeking long-term capital appreciation.

     This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

   The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete.
                 It is a crime for anyone to tell you otherwise.











                            ------------------------
                         Nevis Capital Management, Inc.
                               Investment Adviser

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                             AN OVERVIEW OF THE FUND


     This section describes the Fund's investment goals and strategies and the principal risks of investing in the Fund.

INVESTMENT GOALS AND STRATEGIES OF THE FUND

     The Fund's goal is long-term capital appreciation. The Fund generally follows a growth strategy in selecting securities but may select stocks based upon value-oriented criteria.

     The Fund's investment strategy is founded on the belief that over time the performance of a company's stock will track the growth of its earnings. The Fund's investment adviser will select investments for the Fund characterized by businesses that generate high returns on invested capital and have strong, positive cash flows. When analyzing a company's earnings growth, the investment adviser attempts to determine its sustainable rate of growth of operating earnings. The investment adviser is not interested in companies that report unsustainable earnings growth attributable to investment income, extraordinary gains or accounting legerdemain. The Fund generally invests in companies with market capitalizations of more than $100 million, but may invest in companies of any size.

     The Fund's investment strategy also requires the investment adviser to be sensitive to valuation when selecting stocks for the Fund's portfolio. Typically, the stocks purchased by the Fund will have a price earnings (P/E) multiple no greater than 75% of the company's long-term sustainable growth rate. The Fund's investment adviser pays careful attention to a company's capital structure, preferring companies with conservatively capitalized balance sheets that are self-financing.

     The Fund's investment adviser will generally sell a security when the investment criteria no longer applies. The Fund takes a long-term approach to investing, and as a result, the Fund expects it will generally experience relatively low portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     You may lose money on your investment in the Fund, just as you could with other investments. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any government agency.

     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. These companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies.

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     The Fund may select a security based upon value-oriented criteria. The principal risk of value investing is that the security may remain undervalued.

     The Fund is non-diversified, which means that it may invest in the securities of relatively few companies. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these companies and may experience increased volatility due to its investments in those securities.



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                                FEES AND EXPENSES
                                   OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares. You would pay these fees directly from your investment in the Fund:

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)............................................ None

Maximum DeferredSales Charge (Load)
  (as a % of net asset value)........................................... None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and other Distributions (as a % of offering price).................... None

Redemption Fee (as a % of amount redeemed).............................. 1.00%*

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees......................................................... 1.50%

Distribution and Service
  (12b-1) Fees..........................................................  .00%

Other Expenses..........................................................  .00%**

Total Annual Fund Operating
  Expenses.............................................................. 1.50%**

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     *Shares redeemed within 90 days of their purchase are subject to a 1%
      redemption fee which may be waived by the Fund. See "Purchasing and Selling Fund Shares - Selling Shares."

    **The Fund's investment adviser has contractually agreed to pay all ordinary expenses of the Fund's operations. For more information about fees and expenses, see "Fund Management - Investment Adviser."



Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

     The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

 1 Year        3 Years      5 Years     10 Years

  $153          $474         $818        $1,791

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                      THE FUND'S INVESTMENTS AND STRATEGIES

     The Fund's primary investments and strategies are described above under "An Overview of the Fund." The Fund will normally invest at least 65% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course there is no guarantee that the Fund will achieve its investment goal.

EQUITY SECURITIES

     Equity securities are the fundamental unit of ownership in a company. They represent a share of the company's earnings and assets, after it pays its liabilities. Equity securities offer greater potential for appreciation than other types of securities because their value increases directly with the value of the company's business. Equity securities include publicly and privately issued common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.

     Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the company's earnings and assets after the company pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

     Holders of preferred stocks have the right to receive specified dividends before the company makes payments on its common stock. Some preferred stocks also participate in dividends and other distributions paid on common stock. Preferred stocks may permit the company to redeem the stock.

     Warrants give the Fund the option to buy a company's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing shareholders.

TEMPORARY INVESTMENTS

     The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with the Fund's goals. The Fund may not achieve its investment goal when so invested. The Fund will make such investments if the investment adviser believes that the risk of loss outweighs the opportunity for gains.


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                                 MORE ABOUT RISK

     There are risks associated with investing in the types of securities in which the Fund invests. As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

MARKET RISK

     Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision. From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Fund's relative performance may suffer.

     Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

SMALLER CAPITALIZATION COMPANY RISK

     The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. Therefore, small-cap stocks may be more volatile than those of larger companies. The stocks of smaller capitalization companies tend to have less trading volume than the stocks of larger companies. Less trading volume may make it more difficult for the Fund to sell a small-cap stock at its quoted market price. Finally, there are periods when investing in small-cap stocks falls out of favor with investors and these stocks underperform.

NON-DIVERSIFICATION RISK

     The Fund is a non-diversified investment company. As such it likely will invest in the securities of relatively fewer companies than diversified funds and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have incurred had it invested in a greater number of companies.

YEAR 2000 RISK

     The Fund depends upon the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000, and do not distinguish between the year 2000 and the year 1900. The Fund has asked its mission critical service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has sought and received assurances from such service providers that they are devoting significant resources to prevent material adverse consequences to the Fund. While such assurances have been received, the Fund and its shareholders may experience losses if these assurances prove to be incorrect


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                                                                               5

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or as a result of year 2000 computer difficulties experienced by issuers of securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business.



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                       PURCHASING AND SELLING FUND SHARES


HOW TO CONTACT THE FUND
      Write to us at:
         The Nevis Fund, Inc.
         P.O. Box 446
         Portland, ME 04112

      Telephone us toll-free at:
         (877) 44-NEVIS

      Wire investments (or ACH payments) to us at:

         First Union National Bank
         ABA #031201467

         For Credit to:
           Account # 2014215593095

         The Nevis Fund, Inc.
         (Your name)
         (Your account number)
         (Your Social Security number or tax
         identification number)

GENERAL INFORMATION

     You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases and sells shares at the net asset value per share or NAV next calculated after the Fund's transfer agent receives your transaction request in proper form. For instance, if the transfer agent receives your transaction request in proper form prior to 4:00 p.m., your transaction will be priced at that day's NAV. If the transfer agent receives your request after 4:00 p.m., your transaction will be priced at the next day's NAV. Purchases and redemptions of Fund shares may be made on any day on which both the Federal Reserve Banks and the New York Stock Exchange are open. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

     Shares redeemed within 90 days of their purchase are subject to a redemption fee equal to 1% of the NAV next calculated after receipt of the redemption request in proper form. The Fund may waive the redemption fee if it is in the best interests of the Fund and its shareholders to do so.

     The Fund does not issue share certificates.

     You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

     The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

     When and How NAV is Determined. The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when either the New York Stock Exchange or the Federal Reserve Banks is closed. The time at which NAV is calculated may be changed in case of an emergency. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. If market quotations

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are not readily available, the Fund values securities at fair value using methods approved by the Fund's board of directors.

     Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisers. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers and agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund's investment adviser. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

     Retirement Accounts. The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

PURCHASING SHARES

     All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

     Checks. For individual or UGMA/UTMA accounts, the check must be made payable to "The Nevis Fund, Inc." or to one or more owners of the account and endorsed to "The Nevis Fund, Inc." For all other accounts, the check must be made payable on its face to "The Nevis Fund, Inc." No other method of check payment is acceptable (for instance, you may not pay by travelers check).

     Purchases by Automated Clearing House (ACH). This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Fund's transfer agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call (877) 44-NEVIS to request an ACH transaction.

     Wires. Instruct your financial institution to wire payment to us. Your financial institution may charge you a fee for this service.

     Minimum Investments. The Fund accepts payments in the following minimum amounts:


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                                     Minimum               Minimum
                                     Initial             Additional
                                   Investment            Investment
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  Standard Accounts                  $10,000                 $500
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  Traditional and Roth
  IRA Accounts                        $2,000                 None
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  Automatic Investment
  Plans                              $10,000                  $50
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  Automatic Redemption
  Plans                              $25,000                  $50
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     Management of the Fund may choose to waive the investment minimum.

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ACCOUNT REQUIREMENTS


------------------------------------------------------------------------------------------------------------
Type of Account                                                       Requirements
------------------------------------------------------------------------------------------------------------
Individual, Sole Proprietorship and Joint               o Individual accounts are owned by one person,
Accounts                                                  as are sole proprietorship accounts
                                                        o Joint accounts can have two or more owners
                                                          (tenants)
                                                        o Instructions must be signed by all persons
                                                          required to sign (you choose who must sign)
                                                          exactly as each name appears on the account
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Gifts or Transfers to a Minor (UGMA, UTMA)              o Depending on state laws, you can set up a
These custodial accounts provide a way to give            custodial account under the Uniform Gift to
money to a child and obtain tax benefits. You can         Minors Act or the Uniform Transfers to
give up to $10,000 a  year per child without paying       Minors Act
Federal gift tax.                                       o The trustee must sign instructions in a manner
                                                          indicating trustee capacity
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Business Entities                                       o For entities with officers, provide an original or
                                                          certified copy of a resolution that identifies the
                                                          authorized signers for the account
                                                        o For entities with partners or similar parties,
                                                          provide a certified partnership agreement or
                                                          organizational document, or certified pages
                                                          from the partnership agreement or organiza-
                                                          tional document, that identify the partners or
                                                          similar parties
------------------------------------------------------------------------------------------------------------
Trusts                                                  o The trust must be established before an
                                                          account can be opened
                                                        o Provide a certification for trust, or the pages
                                                          from the trust document that identify the
                                                          trustees
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


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INVESTMENT PROCEDURES


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To Open an Account                                       To Add to Your Account
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
By Check                                                By Check
o Call or write us for an account application           o Fill out an investment slip from a confirmation
o Complete the application                                statement or write a letter to us
o Mail us your application and a check                  o Write your account number on your check
                                                        o Mail us the slip (or your letter) and a check

By Wire                                                 By Wire
o Call or write us for an account application           o Call to notify us of your incoming wire
o Complete the application                              o Instruct your bank to wire your money to us
o Call us and you will be assigned an account
  number
o Mail us your application
o Instruct your bank to wire your money to us

By ACH Payment                                          By Automatic Investment
o Call or write us for an account application           o Complete the Automatic Investment Plan (AIP)
o Complete the application                                section on your account application
o Call us and you will be assigned an account           o Complete the application
  number                                                o Attach a voided check to your application
o Mail us your application                              o Mail us the application and the voided check
o Make an ACH payment
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

     Automatic Investments. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Automatic investments must be for at least $50.

     Limitations on Purchases. The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

      Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

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                                                                               9

SELLING SHARES

     The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.




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To Sell Shares from Your Account
------------------------------------------------------------------------------------------------------------
By Mail                                                 By Telephone
o Prepare a written request including:                  o Call us with your request (unless you declined
  o Your name(s) and signature(s)                         telephone redemption privileges on your
  o Your account number                                   account application)
  o The Fund name
  o The dollar amount or number of shares you           o Provide the following information:
    want to sell                                          o Your account number
  o How and where to send your proceeds                   o Exact name(s) in which account is registered
o Obtain a signature guarantee (if required)              o Additional form of identification
o Obtain other documentation (if required)              o Your proceeds will be:
o Mail us your request and documentation                  o Mailed to you or
                                                          o Wired to you (unless you have declined
By Wire                                                     telephone redemption privileges
o Wire requests are only available if:                      -- See "By Wire")
  o You did not decline wire redemption privileges
    on your account application                         Automatically
    and                                                 o Complete the Automatic Redemption Plan
  o Your request is for $5,000 or more                    (ARP) section on your account application
o Call us with your request (unless you have            o Attach a voided check to your form
  declined telephone redemption privileges              o Mail us your form and the voided check
  -- See "By Telephone") or
o Mail us your request (See "By Mail")
------------------------------------------------------------------------------------------------------------

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

     Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined redemption privileges on your account application or a separate form. You may be responsible for any fraudulent telephone order as long as the Fund's transfer agent takes reasonable measures to verify the order.

     Wire Redemption Privileges. You may redeem shares by wire unless you declined wire redemption privileges on your account application or a separate form. The minimum amount you may request by wire is $5,000. If you wish to make your wire request by telephone, you must also elect telephone redemption privileges.

     Automatic Redemption. If you own shares of the Fund with an aggregated value of at least $25,000, you may request a specified amount of money from your account once a month or quarter or semi-annual or annual period on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic requests must be for at least $50.

     Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing, a signature guarantee is required for any of the following:

     o Redeeming shares worth over $50,000

     o Redeeming shares from your account if you have changed the address or account registration within the last 30 days

     o Sending proceeds to any person, address, brokerage firm or bank account not on record

     o Sending proceeds to an account with a different registration (name or ownership) from yours

     o Changing wire or ACH instructions on an account


     o Changing the distribution, telephone requests or exchange option or any other election in connection with your account

     A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

     Small Accounts. If the value of your account falls below $10,000 (with the exception of an IRA account), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

     Redemption In Kind. The Fund reserves the right to make redemptions "in kind" -- payment of redemption proceeds in portfolio securities rather than cash -- if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

     Lost Accounts. The Fund's transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Fund's transfer agent will be reinvested and the checks will be canceled.

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                                                                              11

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                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund distributes substantially all of its investment income and capital gains annually.

     Your dividends and capital gains distributions will be automatically reinvested in additional Fund shares, unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

     Please consult your tax adviser regarding your specific questions about Federal, state and local income taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional Fund shares. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale of shares is a taxable event.

     More information about taxes is in the Statement of Additional Information.

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                                 FUND MANAGEMENT

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the supervision of its board of directors. The board approves all significant agreements between the Fund and its service providers, including agreements with the Fund's investment adviser, distributor, administrator, transfer agent and custodian. A majority of the Fund's directors are not affiliated with the investment adviser or the distributor of the Fund.

INVESTMENT ADVISER

     Nevis Capital Management, Inc. (the Adviser) is the Fund's investment adviser. As investment adviser to the Fund, the Adviser manages the Fund's investment portfolio. It makes decisions as to which securities to buy and which securities to sell.

     During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 1.50% of the Fund's average daily net assets. The Adviser has contractually agreed to pay all ordinary expenses incurred in the conduct of the Fund's operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

     The Adviser was founded in 1991 by David R. Wilmerding, III and Jon C. Baker to provide a vehicle for investing in superior growth companies in a focused manner. The Adviser provides investment advisory services to institutional investors, as well as high net worth individual investors. The Adviser acts as investment adviser to private accounts and investment company portfolios with aggregate assets of approximately $720 million as of August 31, 1999.

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12

     Messrs. Wilmerding and Baker, as portfolio managers, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Wilmerding is President of the Adviser. He has more than 15 years of investment experience and has been a portfolio manager with the Adviser since July 1991. Mr. Baker is Senior Vice President of the Adviser. He has more than 12 years of investment experience and has been a portfolio manager with the Adviser since September 1991.

PRIOR PERFORMANCE OF INVESTMENT ADVISER

     The chart below shows the performance of all accounts managed by the Adviser using substantially the same goals, policies and strategies as the Fund. This information does not represent the performance of the Fund and you should not consider it as an indication of how the Fund will perform in the future. The Fund's performance for the period June 29, 1998 (commencement of operations) through May 31, 1999 is contained in the Fund's 1999 annual report.

Year Ended             Nevis                       Russell
December 31        Composite(1)    S&P 500(2)      2000(3)
1991*                  10.2%          8.4%           5.4%
1992                   13.0%          7.6%          16.4%
1993                   32.3%         10.1%          17.0%
1994                   15.8%          1.3%          -3.2%
1995                   57.4%         37.5%          26.2%
1996                   35.0%         23.0%          14.7%
1997                   10.1%         33.4%          20.5%
1998                   12.2%         28.5%          -3.5%
Cumulative
  Returns
  (since 9/30/91)     400.8%        277.1%         133.9%
Compound
  Annual Returns
  (since 9/30/91)      24.9%         20.1%          12.4%
Average Annual
  Total Returns
    1 Year             12.2%         28.5%          -3.5%
    5 Years            24.9%         24.0%          10.3%
    Since Inception    24.9%         20.1%          12.4%

---------
*For the period October 1, 1991 through December 31, 1991. The Adviser began managing accounts included in the Nevis Composite on October 1, 1991.

(1)The Nevis Composite was developed from the aggregate performance of all accounts that are managed by the Adviser with full discretionary authority and substantially the same investment goals, policies and strategies as the Fund. Investment advisory fees and other expenses have been deducted. These fees and expenses generally are lower than those incurred by the Fund, and the returns would have been lower if the accounts had been subject to the higher fees and expenses. In addition, if the accounts were regulated investment companies under the Federal securities and tax laws, the performance of the accounts might have been adversely affected by the tax restrictions and investment limitations to which the Fund is subject. The net investment performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions.

(2)The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included, and the value fluctuates with changes in the market values of those common stocks.

(3)The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market.

DISTRIBUTION OF FUND SHARES

     Shares of the Fund are distributed through SEI Investments Distribution Co. The Fund's distributor markets shares of the Fund to institutions and individuals, directly or through brokers and other financial institutions that have an agreement with the distributor. The Fund does not pay the distributor or others for distribution services. The Adviser may pay fees to brokers and other financial institutions selling Fund shares to compensate them for services they provide to their customers.

     The Fund's distributor may from time to time, in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any source available to it. Under any such

--------------------------------------------------------------------------------
                                                                              13
program, the distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about the Fund shares and is intended to help you understand the Fund's financial performance for the period of its operations. Some information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all of dividends and distributions. This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report which is available upon request.

                                 For the Period
                               Ended May 31, 1999*
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                       $10.00
--------------------------------------------------------------------------------
Increase/Decrease from
  Operations:
Net Investment Income (Loss)                 (0.01)
Net Realized and Unrealized
  Gains on Securities                         9.02
Total From Investment
  Operations                                  9.01
--------------------------------------------------------------------------------
Less Distributions:
Dividends (from net
  investment income)                            --
Distributions (from capital gains)              --
Total Distributions                             --
Net Asset Value, End of Period               19.01
Total Return                                 90.10%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net Assets, End of Period               $9,975,000
Ratio of Expenses to
  Average Net Assets(1)                       1.50%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(2)                  (1.03)%
Portfolio Turnover Rate                     251.60%

------------

*For the period June 29, 1998 (commencement of operations) through May 31, 1999.
 All ratios for the period have been annualized. Total return for the period has not been annualized.

(1)The annualized expense ratio without waivers and reimbursements for the period ended May 31, 1999 would have been 10.18%.

(2)The annualized net investment income (loss) ratio without waivers and reimbursements for the period ended May 31, 1999 would have been (9.71)%.




--------------------------------------------------------------------------------
                               WHERE TO FIND MORE
                                  INFORMATION

     More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI dated September 24, 1999, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

     These reports list the Fund's holdings and contain information from the Fund's investment adviser about strategies and recent market conditions and trends. The reports also contain detailed financial information about the Fund.


--------------------------------------------------------------------------------
14

TO OBTAIN MORE INFORMATION
      By Telephone:   Call toll-free at (877) 44-NEVIS

      By Mail:        Write to us:
                      The Nevis Fund, Inc.
                      c/o SEI Investments Mutual
                        Fund Services
                      530 East Swedesford Road
                      Wayne, PA 19087
      By Internet:    www.nevisfund.com

      From the SEC: You also can obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the SEC's Web site ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act registration number is 811-08689.


      INVESTMENT ADVISER
      Nevis Capital Management, Inc.
      1119 St. Paul Street
      Baltimore, MD 21202

      DISTRIBUTOR
      SEI Investments Distribution Co.
      One Freedom Valley Drive
      Oaks, PA 19456

      TRANSFER AGENT
      Forum Shareholder Services, LLC
      Two Portland Square
      Portland, ME 04101

      CUSTODIAN
      First Union National Bank
      123 South Broad Street
      Philadelphia, PA 19109

      INDEPENDENT PUBLIC ACCOUNTANTS
      Arthur Andersen LLP
      1601 Market Street
      Philadelphia, PA 19103

      LEGAL COUNSEL
      Piper & Marbury L.L.P.
      36 S. Charles Street
      Baltimore, MD 21201


--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

An Overview of the Fund........................  2
Fees and Expenses of the Fund..................  3
The Fund's Investments and Strategies..........  4
More About Risk................................  5
Purchasing and Selling Fund Shares.............  6
Dividends, Distributions and Taxes............. 12
Fund Management................................ 12
Financial Highlights........................... 14
Where to Find More Information................. 14






NEV-F-001-02




                              THE NEVIS FUND, INC.






                                                                      PROSPECTUS
                                                              September 24, 1999